TAKE-TWO INTERACTIVE SOFTWARE, INC. (NASDAQ: TTWO) Investor Presentation September 2022 Exhibit 99.1

Fiscal 2022 Performance Update We continue to enhance our position as a leading multi-platform developer, broadening our portfolio, capitalizing on diverse business models, improving our infrastructure, and investing in our creative talent The acquisition of Zynga was announced in January 2022 and closed in May 2022. Graph assumes $100 was invested on March 31, 2017 in the applicable stock or index and that all dividends were reinvested. Peer Group consists of Activision Blizzard, Inc. and Electronic Arts Inc.   Strong Execution in Fiscal 2022 Positioned for Growth Investing in the strongest development pipeline in the Company’s history Promoting engagement and growth in recurrent consumer spending Creating value from our combination with Zynga(1), which significantly diversifies our business and establishes our leadership position in mobile, the fastest growing segment of the interactive entertainment industry Net Revenue $3.50 Billion Net Cash Provided by Operative Activities $258.0 Million Digital Revenue Net Bookings (operating metric) $3.41 Billion $3.15 Billion | 90% of Net Revenue Recurrent Consumer Spending (virtual currency, add-on content, and in-game purchases) $2.27 Billion | 65% of Net Revenue of Net Revenue Take-Two Interactive Software, Inc. NASDAQ Composite Index Peer Group Delivering Long-Term Shareholder Value Comparison of 5 Year Cumulative TSR Through March 31, 2022(2)

Highly Qualified and Independent Board

Our Board has taken a deliberate approach to ensure a diverse group of directors across experience, gender, ethnicity and other factors

Strauss Zelnick
Chairman and CEO



- Chairman and CEO, Take-Two Interactive Software, Inc.

Michael Dornemann
Lead Independent Director



- Retired Chairman and CEO, Bertelsmann Entertainment

William "Bing" Gordon



- Partner, Kleiner Perkins Caufield & Byers

Roland Hernandez



- Founding Principal and Chief Executive Officer of Hernandez Media Ventures

J Moses



- Principal, J Moses Projects

Michael Sheresky



- Partner, United Talent Agency

Ellen Siminoff



- Seasoned media and technology executive and board member

LaVerne Srinivasan



- Vice President, Carnegie Corporation of New York

Susan Tolson



- Retired Portfolio Manager, Capital Research and Management Company

Paul Viera



- Chief Executive Officer, Earnest Partners LLC

BOARD COMPOSITION

Tenure



4
10-15 Years
4
0-4 Years
2
5-9 Years

Age



2
70s
~63
(on Average)
2
50s
6
60s

Diversity(1)



30%
Ethnically Diverse
30%
Women
50%
of the board is ethnically and/or gender diverse

80%
INDEPENDENT DIRECTORS

5
DIRECTORS ADDED TO THE BOARD OVER LAST 5 YEARS

T2

Joined Board following the close of the Zynga Inc. combination

(1) *Three Female Directors (Ms. Tolson, Ms. Siminoff, & Ms. Srinivasan); One Black or African American Director (Mr. Viera); One Hispanic, Latinx or Spanish Origin Director (Mr. Hernandez); and One Mixed-Race Director (Ms. Srinivasan).*

3

Fiscal 2022 Executive Compensation Program Overview The performance-based nature of our compensation plan creates a strong link between executive compensation and Company performance Compensation Component % Linked to Performance Delivery Form Performance Link Annual Mgmt. Fee -- Cash -- Annual Incentive 100% Cash Adjusted EBITDA Long-Term Incentive (Equity Grants) 55% at target 71% at maximum Time-Based Awards -- Performance-Based Awards 75% Relative TSR Performance 12.5% Recurrent Consumer Spending Performance 12.5% IP Performance Compensation Component % Linked to Performance Delivery Form Performance Link Annual Base Salary -- Cash -- Annual Incentive 100% Cash Adjusted EBITDA Long-Term Incentive (RSUs) 66.7% at target 80% at maximum Time-Based Awards -- Performance-Based Awards Relative TSR Compensation Components for Other Take-Two NEOs Management Agreement with ZelnickMedia (ZMC) ZMC Agreement (Max Compensation) 71% of compensation is performance-based TTWO Program (Max Compensation) 72% of compensation is performance-based 72% Performance Based Compensation (Annual Incentive + LTI Performance Based Awards) 16% Annual Base Salary 12% LTI (Time Based Awards) 8% Annual Base Salary 21% LTI (Time Based Awards) 71% Performance Based Compensation (Annual Incentive + LTI Performance Based Awards) 74% of max compensation under the ZMC Agreement is delivered in equity

Annual and Long-Term Incentives Based on Performance Annual and long-term incentives for ZMC and our other NEOs are based on measurable financial and share price performance metrics that reflect key measures of our success and rigorous targets Our annual incentive award is based exclusively on financial performance, specifically Adjusted EBITDA. In establishing a target each year, the Board of Directors works closely with management as part of an iterative process to set the budget and determine an appropriate target based on the Company’s goals and objectives for the upcoming fiscal year. For Fiscal 2022 Adjusted EBITDA targets, the Board of Directors specifically considered Expected increase in development and marketing costs associated with titles scheduled to be released vs. fiscal 2021; Significant increase in planned investment for fiscal 2022 across personnel, marketing, research, development and IT; Risk of expected moderation in engagement with our titles from pandemic-driven all-time highs achieved in fiscal 2021 and increased spend to prepare for the return of employees to physical offices The fiscal 2022 Adjusted EBITDA target was set above the target for fiscal 2021, and below the actual Adjusted EBITDA achieved in fiscal 2021, which was an all time-record for Take-Two Adjusted EBITDA achievement for fiscal 2022 reflects strong execution throughout the year, including outperformance by some of our older titles, and less moderation in engagement than we had anticipated when pandemic-related restrictions lessened Actual fiscal 2022 adjusted EBITDA was less than the record achieved in fiscal 2021, but represents the second-highest level in our history. Because of our rigorous target setting process, this level of performance still resulted in less than max payout for our executives Annual Incentive Metrics and Goal Setting Our performance-based equity awards are designed to complement the operational goal in our annual incentive awards by primarily rewarding long-term shareholder value creation 75% of ZMC performance-based equity, and 100% of other NEOs performance-based equity is driven by relative TSR performance There is zero payout if relative TSR is less than the 40th percentile and maximum payout requires performance at or above the 75th percentile Performance Based Equity Awards

2022 ZelnickMedia Management Agreement In establishing the new agreement, the Board was focused on further enhancing the performance-based and at-risk nature of the compensation structure and transparency of compensation to our CEO and President. Several structural enhancements were made to the performance-based equity component and these changes were directly informed by shareholder feedback, specifically: Increasing the proportion of performance-based shares from 55% to 67% Lengthening the measurement period for the performance-based equity to 3 years for both relative TSR performance and recurrent consumer spending (RCS) Increasing the weighting of the recurrent consumer spending (RCS) metric from 12.5% to 25% Relative TSR peer group updated to Nasdaq-100 from the NASDAQ Composite Index Continued transparency of compensation to our CEO and President Individual fee caps for Messrs. Zelnick and Slatoff for compensation paid by ZMC for their services to Take-Two provide shareholders with strong transparency Take-Two and ZelnickMedia entered into a new management agreement in May 2022 that will be in effect for fiscal 2023 compensation Key Features of the 2022 ZelnickMedia Management Agreement

Pay-for-Performance and Compensation Governance Practices We maintain strong compensation governance practices that support our pay-for-performance principles Compensation “Best Practices” Clawback policy with respect to incentive compensation Caps on annual bonuses to NEOs Double-trigger vesting on a change in control Meaningful stock ownership requirements (6x per annum management fee for CEO/Chairman and President; 3x annual base salary for other NEOs; and 5x annual cash retainer for directors) No repricing of stock options without shareholder approval Limited perquisites No tax gross ups for excise taxes on parachute payments Annual compensation risk assessment Retention of independent compensation consultants Balanced compensation approach between short- and long-term incentive opportunities

Commitment to Sound Governance & Productive Shareholder Engagement Our governance practices demonstrate the Board’s commitment to strong governance, effective risk management and independent oversight Our strong governance practices promote the long-term interests of our shareholders In the months leading up to the filing of the 2022 Proxy Statement, we sought discussions with holders of: Recent Changes Informed by Feedback Fiscal 2023 Compensation Program Within the 2022 ZelnickMedia agreement, made several changes, including greater proportion of performance-based equity and longer vesting periods (see slide 6 for detail) For other NEO equity incentives, the performance-based equity vesting period was increased to three years, and the time-based equity vesting period increased to four years Disclosure Enhancements Informed by Feedback We continued to evaluate, administer and increase disclosure regarding the Company’s environmental, social and governance efforts, including issuing our inaugural ESG report ~60% of outstanding shares(1) Extensive, year-round shareholder engagement Annual evaluation of the Board and its Committees Annual review of Board leadership structure Ongoing review and refreshment of Board composition Lead Independent Director with clearly defined role and responsibilities Board oversight of risk management and environmental, social and governance matters Shareholder right to call special meetings Shareholder right to act by written consent No supermajority voting requirements Strong anti-hedging, anti-pledging and insider trading policies Independent Audit Committee, Compensation Committee and Corporate Governance Committee The Board of Directors places a premium on, oversees, and, together with management, regularly participates in an extensive, year-round shareholder engagement program to encourage ongoing, meaningful dialogue Percentage based on the Company’s investors’ most recent filings at the time of outreach.

We Request Your Support at the 2022 Annual Meeting Board of Directors Voting Recommendations PROPOSAL 1: ELECTION OF DIRECTORS Our Board of Directors recommends a vote FOR the election of ten directors ü FOR PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS Our Board of Directors recommends a vote FOR the resolution approving our NEOs’ compensation on a non-binding advisory basis ü FOR PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Our Board of Directors recommends a vote FOR the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023 ü FOR

Cautionary Note: Forward-Looking Statements The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward- looking statements based on a variety of risks and uncertainties including: risks related to our recently completed acquisition of Zynga; the uncertainty of the impact of the COVID-19 pandemic and measures taken in response thereto; the effect that measures taken to mitigate the COVID-19 pandemic have on our operations, including our ability to timely deliver our titles and other products, and on the operations of our counterparties, including retailers and distributors; the effects of the COVID-19 pandemic on consumer demand and the discretionary spending patterns of our customers, including as the situation with the pandemic continues to evolve; the impact of changes in interest rates by the Federal Reserve and other central banks, including on our short-term investment portfolio; the impact of inflation; volatility in foreign currency exchange rates; our dependence on key management and product development personnel; our dependence on our NBA 2K and Grand Theft Auto products and our ability to develop other hit titles; our ability to leverage opportunities on PlayStation 5 and Xbox Series X; the timely release and significant market acceptance of our games; the ability to maintain acceptable pricing levels on our games; and risks associated with international operations. Other important factors and information are contained in the Company’s most recent Annual Report on Form 10-K, including the risks summarized in the section entitled “Risk Factors,” and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward- looking statement, whether as a result of new information, future events or otherwise.

THANK YOU